Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports First Quarter 2022 Results

SPOKANE, Wash., April 25, 2022 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $163.9 million, or $2.35 per diluted share, on revenues of $411.4 million for the quarter ended March 31, 2022. Excluding after tax special items consisting of a non-cash pension settlement charge and a net loss on fire damage, adjusted net income was $174.6 million, or $2.50 per diluted share for the first quarter of 2022. Net income was $131.1 million, or $1.94 per diluted share, on revenues of $354.2 million for the quarter ended March 31, 2021.

First Quarter 2022 Highlights

•
Generated Total Adjusted EBITDDA of $245.6 million and Total Adjusted EBITDDA margin of 60%
•
Highest first quarter Adjusted EBITDDA on record and second highest quarterly Adjusted EBITDDA in our history
•
Transferred $70 million in pension obligations to American General Life
•
Expanded strong liquidity position to $770 million as of March 31, 2022

“2022 is off to a phenomenal start with each of our businesses delivering exceptional results leading to our highest first quarter financial performance on record," said Eric Cremers, president and chief executive officer. "Our operating results reflect our integrated operating model and leverage-to-lumber strategy combined with strong execution by our teams across all of our operations. Looking forward, we remain upbeat on lumber demand fundamentals despite the current rising interest rate environment. Our commitment to a disciplined capital allocation strategy and our strong balance sheet position us to continue to enhance shareholder value," stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q1 2022	Q4 2021	Q1 2021
Revenues	$411.4	$248.4	$354.2
Net income	$163.9	$39.2	$131.1
Weighted average shares outstanding, diluted (in thousands)	69,623	67,974	67,607
Net income per diluted share	$2.35	$0.58	$1.94

Adjusted Net Income	$174.6	$39.9	$131.1
Adjusted Net Income Per Diluted Share	$2.50	$0.59	$1.94

Total Adjusted EBITDDA	$245.6	$75.7	$195.0
Dividends per share[1]	$0.44	$4.44	$0.41
Net cash from operations	$230.3	$51.6	$169.9
Cash and cash equivalents	$470.9	$296.2	$382.0

1The regular dividend was increased 7.3% to $0.44 per quarter and a special dividend of $4 per share was paid Q4 2021.

Business Performance: Q1 2022 vs. Q4 2021

Timberlands

First Quarter 2022 Highlights

•
Timberlands Adjusted EBITDDA increased $34.6 million from Q4 2021
•
Increased Northern harvest volumes driven by favorable logging conditions
•
Northern sawlog price increased 54% primarily due to higher indexed sawlog prices
•
Southern sawlog prices increased 2% as higher pine sawlog prices partially offset the effect of seasonally lower hardwood volumes
•
Higher log & haul costs were primarily driven by increased fuel costs
•
Forest management costs declined due to seasonally lower Northern activity

($ in millions)	Q1 2022	Q4 2021	$ Change
Timberlands Revenues	$123.7	$86.8	$36.9

Timberlands Adjusted EBITDDA	$76.4	$41.8	$34.6

Wood Products

First Quarter 2022 Highlights

•
Wood Products Adjusted EBITDDA increased $112.8 million from Q4 2021
•
Average lumber price increased 91% to $1,075 per MBF in Q1 2022
•
Higher manufacturing cost reflects inflationary cost increases and planned mill maintenance
•
Log costs increased due to higher index pricing in Idaho
•
Plywood shipments and price realizations increased due to strong demand and mix

($ in millions)	Q1 2022	Q4 2021	$ Change
Wood Products Revenues	$295.7	$174.2	$121.5

Wood Products Adjusted EBITDDA	$150.0	$37.2	$112.8

Real Estate

First Quarter 2022 Highlights

•
Real Estate Adjusted EBITDDA increased $20.1 million from Q4 2021
•
Sold 4,751 acres of rural land at an average price of $4,556/acre, including a tract for $13.2 million
•
Sold 64 residential lots at an average price of $112,725/lot
•
Sold 3 commercial acres for $917,236/acre

($ in millions)	Q1 2022	Q4 2021	$ Change
Real Estate Revenues	$34.1	$14.0	$20.1

Real Estate Adjusted EBITDDA	$30.1	$10.0	$20.1

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted net income and adjusted net income per diluted share are non-GAAP measures that represent GAAP net income and GAAP net income per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, April 26, 2022, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until May 3, 2022, by calling 1-800-770-2030 for U.S./Canada or 1-647-362-9199 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns approximately 1.8 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; favorable housing market fundamentals and demand for lumber; disciplined capital allocation strategy; business conditions and strategies; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the impact of COVID-19 and its variants, governmental responses to such outbreaks, and anticipated recovery from the pandemic on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amounts)	2022	2021	2021
Revenues	$411,350	$248,406	$354,193
Costs and expenses:
Cost of goods sold	179,847	178,163	169,302
Selling, general and administrative expenses	16,294	18,650	16,758
Net loss on fire damage	276	1,033	—
	196,417	197,846	186,060
Operating income	214,933	50,560	168,133
Interest expense, net	(2,894)	(8,861)	(3,574)
Pension settlement charge	(14,165)	—	—
Non-operating pension and other postretirement employee benefit costs	(1,929)	(3,271)	(3,414)
Income before income taxes	195,945	38,428	161,145
Income taxes	(32,065)	754	(30,039)
Net income	$163,880	$39,182	$131,106

Net income per share:
Basic	$2.36	$0.58	$1.95
Diluted	$2.35	$0.58	$1.94
Dividends per share[1]	$0.44	$4.44	$0.41
Weighted-average shares outstanding:
Basic	69,419	67,572	67,207
Diluted	69,623	67,974	67,607

1The regular dividend was increased 7.3% to $0.44 per quarter and a special dividend of $4 per share was paid Q4 2021.

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheet

Unaudited

(in thousands, except per share amounts)	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$470,918	$296,151
Customer receivables, net	40,094	31,028
Inventories, net	67,673	72,369
Other current assets	21,938	21,630
Total current assets	600,623	421,178
Property, plant and equipment, net	297,710	292,320
Investment in real estate held for development and sale	61,562	65,604
Timber and timberlands, net	1,671,330	1,682,671
Intangible assets, net	15,296	15,491
Other long-term assets	87,095	57,951
Total assets	$2,733,616	$2,535,215

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$101,589	$78,209
Current portion of long-term debt	39,983	42,977
Current portion of pension and other postretirement employee benefits	4,993	4,993
Total current liabilities	146,565	126,179
Long-term debt	715,499	715,279
Pension and other postretirement employee benefits	90,359	83,674
Deferred tax liabilities, net	37,642	34,874
Other long-term obligations	31,353	49,076
Total liabilities	1,021,418	1,009,082
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, authorized 100,000 shares, issued and outstanding 69,372 and 69,064 shares	69,372	69,064
Additional paid-in capital	1,782,940	1,781,217
Accumulated deficit	(147,632)	(280,910)
Accumulated other comprehensive income (loss)	7,518	(43,238)
Total stockholders’ equity	1,712,198	1,526,133
Total liabilities and stockholders' equity	$2,733,616	$2,535,215

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended
(in thousands)	March 31, 2022	December 31, 2021	March 31, 2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$163,880	$39,182	$131,106
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	19,874	20,060	18,399
Basis of real estate sold	10,854	4,627	8,823
Change in deferred taxes	(2,123)	(3,196)	1,490
Pension and other postretirement employee benefits	3,857	5,484	5,627
Pension settlement charge	14,165	—	—
Equity-based compensation expense	2,056	2,262	1,930
Net loss on fire damage	276	1,033	—
Other, net	(291)	(270)	(387)
Change in working capital and operating-related activities, net	21,208	(13,117)	6,713
Real estate development expenditures	(2,161)	(2,795)	(2,315)
Funding of pension and other postretirement employee benefits	(1,296)	(1,626)	(1,421)
Net cash from operating activities	230,299	51,644	169,965

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(12,566)	(12,656)	(7,762)
Timberlands reforestation and roads	(4,648)	(4,165)	(3,956)
Acquisition of timber and timberlands	—	(17,616)	—
Proceeds from property insurance	—	1,750	—
Other, net	92	276	189
Net cash from investing activities	(17,122)	(32,411)	(11,529)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(30,524)	(305,779)	(27,484)
Proceeds from issuance of long-term debt	—	40,000	—
Repayment of long-term debt	(3,000)	(46,366)	—
Other, net	(1,071)	(3,083)	(591)
Net cash from financing activities	(34,595)	(315,228)	(28,075)
Change in cash, cash equivalents and restricted cash	178,582	(295,995)	130,361
Cash, cash equivalents and restricted cash, beginning	296,772	592,767	252,340
Cash, cash equivalents and restricted cash, ending	$475,354	$296,772	$382,701

Note: PotlatchDeltic issued 1.96 million shares of common stock and assumed debt of $6.6 million to acquire Loutre Land and Timber Company in December 2021. The debt was paid off after the transaction closed.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands)	2022	2021	2021
Revenues
Timberlands	$123,657	$86,772	$111,916
Wood Products	295,742	174,158	269,296
Real Estate	34,065	14,005	20,313
	453,464	274,935	401,525
Intersegment Timberlands revenues	(42,114)	(26,529)	(47,332)
Consolidated revenues	$411,350	$248,406	$354,193

Adjusted EBITDDA[1]
Timberlands	$76,434	$41,804	$67,858
Wood Products	149,951	37,204	125,555
Real Estate	30,124	10,007	16,593
Corporate	(9,584)	(12,365)	(10,710)
Eliminations and adjustments	(1,363)	(932)	(4,310)
Total Adjusted EBITDDA	245,562	75,718	194,986
Interest expense, net	(2,894)	(8,861)	(3,574)
Depreciation, depletion and amortization	(19,502)	(19,477)	(17,996)
Basis of real estate sold	(10,854)	(4,627)	(8,823)
Net loss on fire damage	(276)	(1,033)	—
Pension settlement charge	(14,165)	—	—
Non-operating pension and other postretirement employee benefits	(1,929)	(3,271)	(3,414)
Gain (loss) on disposal of fixed assets	3	(21)	(34)
Income before income taxes	$195,945	$38,428	$161,145

Depreciation, depletion and amortization
Timberlands	$12,161	$11,611	$11,417
Wood Products	7,021	7,541	6,203
Real Estate	170	163	155
Corporate	150	162	221
	19,502	19,477	17,996
Bond discounts and deferred loan fees[2]	372	583	403
Total depreciation, depletion and amortization	$19,874	$20,060	$18,399

Basis of real estate sold
Real Estate	$10,860	$4,630	$8,829
Eliminations and adjustments	(6)	(3)	(6)
Total basis of real estate sold	$10,854	$4,627	$8,823

1 Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA below.

2 Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amount)	2022	2021	2021
Total Adjusted EBITDDA
Net income (GAAP)	$163,880	$39,182	$131,106
Interest expense, net	2,894	8,861	3,574
Income taxes	32,065	(754)	30,039
Depreciation, depletion and amortization	19,502	19,477	17,996
Basis of real estate sold	10,854	4,627	8,823
Net loss on fire damage	276	1,033	—
Pension settlement charge	14,165	—	—
Non-operating pension and other postretirement benefit costs	1,929	3,271	3,414
(Gain) loss on disposal of fixed assets	(3)	21	34
Total Adjusted EBITDDA	$245,562	$75,718	$194,986

Adjusted Net Income
Net income (GAAP)	$163,880	$39,182	$131,106
Special items:
Net loss on fire damage, after tax	205	748	—
Pension settlement charge, after tax	10,553	—	—
Adjusted net income	$174,638	$39,930	$131,106

Adjusted Net Income Per Diluted Share
Net income per diluted share (GAAP)	$2.35	$0.58	$1.94
Special items:
Net loss on fire damage, after tax	—	0.01	—
Pension settlement charge, after tax	0.15	—	—
Adjusted net income per diluted share	$2.50	$0.59	$1.94